COMMITMENTS	12 Months Ended
Dec. 29, 2018
COMMITMENTS
COMMITMENTS

NOTE 7. COMMITMENTS

        Minimum annual rental commitments on operating leases having initial or remaining non-cancelable lease terms of one year or more are as follows:

Year	(In millions)

2019	$47.7
2020	38.9
2021	29.4
2022	18.8
2023	12.9
2024 and thereafter	37.1

Total minimum lease payments	$184.8

        Rent expense for operating leases was approximately $66 million in 2018, $64 million in 2017, and $58 million in 2016. Operating leases primarily relate to office and warehouse space and equipment for information technology, machinery, and transportation. These leases do not impose significant restrictions or unusual obligations.

        Refer to Note 4, "Debt and Capital Leases," for more information.